UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022 (December 15, 2022)

Cosmos Group Holdings Inc.
.(Exact name of registrant as specified in its charter)

Nevada	000-55793	90-1177460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37th Floor, Singapore Land Tower 50 Raffles Place Singapore	048623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +65 6829 7017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	COSG	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item - 1.01 Entry into a Material Definitive Agreement.

Effective December 15, 2022, Cosmos Group Holdings Inc., a Nevada corporation (the “Company,” “we” or “us”), entered into a Settlement Agreement with Lee Ying Chiu Herbert, our former director and current controlling shareholder (“Dr. Lee”), pursuant to which the Company and Dr. Lee agreed to settle the matter of 800,000,000 shares of common stock of the Company due to Dr. Lee (the “Unissued Securities”) pursuant to the terms of that certain Share Acquisition Agreement, dated June 17, 2021 (the “Share Acquisition Agreement”), by and among the Company, Massive Treasure Limited (“Massive Treasure”), a British Virgin Islands corporation and holding company of numerous operating subsidiaries, and the holders of ordinary shares of Massive Treasure. Pursuant to the terms of the Settlement Agreement, the Company and Dr. Lee agreed to the following, among other things, as settlement in full of the Unissued Securities:

(1)	The Company will issue to Dr. Lee 400,000,000 shares of its common stock at a per share value of $0.001;

(2)	The Company shall cause the transfer to Dr. Lee or his designees all the assets and liabilities of following entities as such assets and liabilities are described in the financial statements of the Company as of November 30, 2022:

i)	Coinllectibles Limited, (BVI company number: 2067445), a company incorporated in the British Virgin Islands, with registered address at Mandar House, 3rd Floor, Johnson’s Ghut, Tortola, British Virgin Islands and its branch, (Singapore company registration number: T21FC0080G);

ii)	Coinllectibles (HK) Limited, (Hong Kong business registration number: 72228307), a company incorporated in Hong Kong, with registered address at 7/F, K11 Atelier Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Hong Kong; and

iii)	Coinllectibles Wealth Limited, (Hong Kong business registration number: 70756483), a company incorporated in Hong Kong, with registered address at 7/F, K11 Atelier Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Hong Kong

(collectively, the “Disposal Group”).

(3)	The Company and Dr. Lee agreed to the allocation of certain inventories, accounts payables, and intellectual properties.

The foregoing descriptions of the Settlement Agreement is qualified in its entirety by reference to the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

10.1	Settlement Agreement, dated December 15, 2022, by and between Cosmos Group Holdings Inc. and Lee Ying Chiu Herbert.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosmos Group Holdings, Inc.

Date: December 20, 2022	By:	/s/ Man Chung CHAN
Man Chung CHAN
Chief Executive Officer

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